UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INNOVUS PHARMACEUTICALS, INC.

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INNOVUS PHARMACEUTICALS, INC.

8845 Rehco Road

San Diego, CA 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 30, 2019

Dear Stockholders:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Innovus Pharmaceuticals, Inc., a Nevada corporation (“Innovus” or the “Company”), to be held on Tuesday, May 28, 2019, at 8:00 a.m., local time, at the Hyatt House San Diego, located at 10044 Pacific Mesa Boulevard, San Diego, California 92121. The purpose of our Annual Meeting is to do the following:

1.

To elect five members of our Board of Directors, each to hold office until our next annual meeting of stockholders or until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal;

2.	To ratify the appointment of Hall & Company, Inc., an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2019;
3.	To hold a non-binding, advisory vote on executive compensation paid to our named executive officers;
4.	To approve the 2019 Equity Incentive Plan; and
5.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully discussed in the attached proxy statement.

Our Board of Directors has fixed the close of business on April 25, 2019, as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting. For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the Annual Meeting, during normal business hours at the Company’s executive offices located at 8845 Rehco Road, San Diego, California 92121.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1, 2, 3 and 4, which are described in detail in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2019:

THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT HTTP://CLIENT.IRWEBKIT.COM/INNOVUSPHARMA/FILINGS?QM_PAGE=38298

By Order of the Board of Directors

/s/ Bassam Damaj
Bassam Damaj, Ph.D.
President, Chief Executive Officer and Director

San Diego, California

April 30, 2019

YOUR VOTE IS IMPORTANT

You can vote electronically at www.iproxydirect.com/INNV. Your vote is important. Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. We urge you to promptly vote your shares either online or by signing, dating and mailing the enclosed proxy. Doing so will save the Company the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

INNOVUS PHARMACEUTICALS, INC.

8845 Rehco Road

San Diego, CA 92121

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Innovus Pharmaceuticals, Inc., a Nevada corporation (the “Company”), for use at the 2019 Annual Meeting of Stockholders (“Annual Meeting”) to be held on May 28, 2019, at 8:00 a.m., local time, and at any adjournment or postponement thereof, at the Hyatt House San Diego, located at 10044 Pacific Mesa Boulevard, San Diego, California 92121. This proxy statement, the enclosed proxy card and a copy of our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), are first being mailed to stockholders entitled to vote on or about April 30, 2019.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting are summarized in the accompanying notice (“Notice”) and are described in more detail in this proxy statement. Stockholders of record at the close of business on April 25, 2019, (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 2,581,486 shares of common stock, $0.001 par value per share (“Common Stock”), issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by properly executed proxy, of holders of more than 50% of the shares entitled to vote will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. Directors are elected by plurality vote. The five director nominees who receive the greatest number of affirmative votes cast at the Annual Meeting by the shares present, in person or by proxy and entitled to vote, will be elected.

Proposal No. 2: Ratification of Appointment of Auditors. To ratify the appointment of Hall & Company, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2019, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Proposal No. 3: Approve Advisory Vote. This advisory vote is not binding on us, our Board of Directors, or management. The number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal to approve, on an advisory basis, the compensation paid to our named executive officers.

Proposal No. 4: Approve 2019 Equity Incentive Plan. To approve the Company’s 2019 Equity Incentive Plan, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A “broker non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.

Brokers and other nominees may vote on “routine” proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules applicable to broker nominees concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those firms. The ratification of the independent registered public accountants, for example, is a routine proposal. Brokers and other nominees may not vote on “non-routine” proposals, unless they have received voting instructions from the beneficial owner. The election of directors, the advisory vote to approve the executive compensation paid to our named executive officers and the approval of the 2019 Equity Incentive Plan are considered “non-routine” proposals. This means that brokers and other firms must obtain voting instructions from the beneficial owner to vote on these matters; otherwise they will not be able to cast a vote for such “non-routine” proposal. If your shares are held in the name of a broker, bank or other nominee, please follow their voting instructions so you can instruct your broker on how to vote your shares.

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes. Broker non-votes, however, are not deemed to be present or represented by proxy and, therefore, do not have any effect on the outcome of these matters.

Proxies

You can vote by proxy either electronically at www.iproxydirect.com/INNV, or by simply completing, signing and returning the enclosed proxy card. If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of five directors nominated by our Board, (ii) FOR ratification of the appointment of Hall & Company, Inc. as our independent registered public accounting firm for fiscal year 2019, (iii) FOR the approval, on an advisory basis, of the compensation paid to our named executive officers, (iv) FOR the approval of our 2019 Equity Incentive Plan, and (v) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices, located at 8845 Rehco Road, San Diego, CA 92121, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this proxy statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and electronic mail.

Important Notice Regarding Availability of Proxy Materials

This proxy statement, the form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2018, are available in the SEC Filings section of our website at  https://innovuspharma.com/investors/sec-filings/.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one and no more than nine directors, and that upon any change in the number of directors, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. Our Board of Directors currently consists of five directors, all of which have been nominated for election at the Annual Meeting. Each nominee has confirmed that he or she will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Upon recommendation of the Corporate Governance/Nominating Committee of our Board of Directors, our Board of Directors has nominated for election as directors at our Annual Meeting the following individuals: Dr. Bassam Damaj, Dr. Henry Esber, Vivian Liu, Dr. Ziad Mirza, and Dean Nuhaily. Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until our next annual meeting of stockholders or until their successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

Our Board of Directors recommends that the stockholders vote “FOR” the election of Dr. Damaj, Dr. Esber, Ms. Liu, Dr. Mirza and Mr. Nuhaily.

Director Nominees

The following sections set forth certain information regarding the nominees for election as directors of the Company. Other than Drs. Mirza and Damaj, who are first generation cousins, there are no familial relationships among any of our directors and/or executive officers.

BOARD OF DIRECTORS

Name	Age	Title	Served as Director Since
Bassam Damaj, Ph.D.	50	President, Chief Executive Officer and Director	January 2013

Henry Esber, Ph.D.	80	Chairman of the Board of Directors	January 2011

Vivian Liu	57	Director	January 2011

Ziad Mirza, M.B.A., M.D.	57	Director	March 2010

Dean Nuhaily	57	Director	May 2018

Bassam Damaj, Ph.D. has served on our Board of Directors and as our President and Chief Executive Officer since January 2013, and also served as our Chief Accounting Officer from July 2015 until September 6, 2016, and from April 6, 2018 to April 26, 2018. Before joining Innovus, Dr. Damaj served as President and Chief Executive Officer of Apricus Biosciences, Inc. (Nasdaq: APRI), a drug discovery and development company (“Apricus Bio”), from December 2009 until November 2012. Before joining Apricus Bio, Dr. Damaj was a co-founder of Bio-Quant, Inc., a pre-clinical contract services company (“Bio-Quant”) and served as the Chief Executive Officer and Chief Scientific Officer and as a member of Bio-Quant’s Board of Directors from its inception in June 2000 until its acquisition by Apricus Bio in June 2011. In addition, Dr. Damaj was the founder, Chairman, President and Chief Executive Officer of R&D Healthcare, a wholesale drug distribution company, and the co-founder of Celltek Biotechnologies, a drug discovery and services company. He also served as a member of the Board of Directors of CreAgri, Inc., a drug discovery company, and was a member of the Scientific Advisory Board of MicroIslet, Inc., a drug discovery company. From July 2016 to January 2018, Dr. Damaj served as a member of the Board of Directors of Life on Earth, Inc. (formerly Hispanica International Delights of America, Inc.) (OTCQB: HISP), a health beverage and food company. He is the author of the Immunological Reagents and Solutions reference book, the inventor of many patents and the author of numerous peer reviewed scientific publications. Dr. Damaj won a U.S. Congressional award for the Anthrax Multiplex Diagnostic Test in 2003. Dr. Damaj holds a Ph.D. degree in Immunology/Microbiology from Laval University and completed a postdoctoral fellowship in molecular oncology at McGill University.

Dr. Damaj’s significant experience with our business and his significant executive leadership experience, including his experience leading several pharmaceutical companies, were instrumental in his selection as a member of the Board of Directors.

Henry Esber, Ph.D. has served as a member of our Board of Directors since January 2011 and has served as Chairman of the Board since January 2013. In 2000, Dr. Esber co-founded Bio-Quant, and from 2000 to 2010, he served as its Senior Vice President and Chief Business Development Officer. Dr. Esber has more than 30 years of experience in the pharmaceutical service industry. Dr. Esber served on the Board of Directors of Apricus Bio from December 2009 to January 2013, and currently serves on the Board of Directors of several private pharmaceutical companies. Dr. Esber holds a Ph.D. in Immunology/Microbiology from the West Virginia University School of Medicine, as well as an M.S. in Public Health and Medical Parasitology from University of North Carolina Chapel Hill. His PreMed B.S. is from Norfolk College of William and Mary, now Old Dominion University.

Dr. Esber is the Chair of our Board’s Corporate Governance/Nominating Committee and is a member of the Board’s Compensation Committee.

Dr. Esber’s significant scientific background and experience was instrumental in his selection as a member of the Board of Directors.

Vivian Liu has served as a member of our Board of Directors since December 2011, and served as our President, Chief Executive Officer and Chief Financial Officer from December 2011 to January 22, 2013. Prior to that, she served as the President and Chief Executive Officer of FasTrack Pharma (“FasTrack Pharma”), a pharmaceutical company, from January 2011 to December 2011. Ms. Liu is serving as Managing Director of PREMIA Inc., a developer of an Asia oncology genomic database since October 2018. Ms. Liu was the Chief Operating Officer and a member of the Board of Directors of Cesca Therapeutics Inc., (Nasdaq: KOOL) from February 2017 to October 2018 and November 2016 to October 2018, respectively, of Cesca Therapeutics, Inc. (Nasdaq: KOOL).   From February 2013 to March 2017, Ms. Liu served as Managing Director of OxOnc Services Company, an oncology development company. In 1995, Ms. Liu co-founded NexMed, Inc., a Delaware corporation (“NexMed”), which in 2010 was renamed Apricus BioSciences, Inc. (Nasdaq: APRI).  Ms. Liu was NexMed’s President and Chief Executive Officer from 2007 to 2009. Prior to her appointment as President of NexMed, Ms. Liu served in several executive capacities, including Executive Vice President, Chief Operating Officer, Chief Financial Officer and Vice President of Corporate Affairs. She was appointed as a director of NexMed in 2007 and served as Chairman of its board of directors from 2009 to 2010. Ms. Liu has an M.P.A. from the University of Southern California and has a B.A. from the University of California, Berkeley.

Ms. Liu is the Chair of our Board’s Audit Committee and is a member of the Board’s Compensation and Corporate Governance/Nominating Committees.

Ms. Liu’s significant executive leadership experience, including her experience leading several pharmaceutical companies, as well as her membership on company boards, was instrumental in her selection as a member of the Board of Directors.

Ziad Mirza, M.B.A., MD has served as a member of our Board of Directors since December 2011 and served as Chairman of our Board of Directors from December 2011 to January 2013. He also served as FasTrack Pharma’s Acting Chief Executive Officer from March 2010 to December 2010. Since February 2016, Dr. Mirza has been the Chief Medical Officer of HyperHeal Hyperbarics, Inc., an outpatient hyperbaric oxygen therapy company. He is the President and co-founder of Baltimore Medical and Surgical Associates. He is a Certified Medical Director of long-term care through the American Medical Directors Association. He is also a Certified Physician Executive from the American College of Physician Executives. He consults for pharmaceutical companies on clinical trial design. Dr. Mirza has an M.D. from the American University of Beirut and completed his residency at Good Samaritan Hospital in Baltimore, Maryland. He received an M.B.A. from the University of Massachusetts.

Dr. Mirza is Chair of our Board’s Compensation Committee and is a member of the Board’s Audit Committee.

Dr. Mirza’s significant medical and scientific background and experience was instrumental in his selection as a member of the Board of Directors.

Dean Nuhaily has served as a member of our Board of Directors since May 2018. He is the President and Founder of the Shoe Shack Corporation. He is serial retail and franchise entrepreneur and the co-founder and co-owner of Work Zone Inc. Mr. Nuhaily served as the community representative for the ILAC committee at Bio-Quant, Inc. from 2006 to 2010 (acquired by Apricus Biosciences in 2009) and on the Board of Sorrento Pharmaceuticals, Inc. from 2010 to 2012. He holds a business management degree from Southwestern College of Business.

Mr. Nuhaily is a member of the Board's Audit and Corporate Governance/Nominating Committees.

Mr. Nuhaily’s significant business and executive experience was instrumental in his selection as a member of the Board of Directors.

The nominees have consented to their nomination to our Board of Directors and have agreed to serve if elected. We have no reason to believe that the nominees will be unavailable to serve as directors.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon. We expect the nominees to be able to serve if elected, but if a nominee notifies us before the Annual Meeting that he or she is unable to do so, then the proxies will be voted for a substitute nominee or nominees.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified until our next Annual Meeting of Stockholders, or their death, resignation or removal from office.

Director Independence

Although our Common Stock is not currently listed on a national securities exchange, we have elected to adopt the Nasdaq Marketplace Rules to determine director independence. Our Board has determined that four of our five current Board members – Dr. Esber, Ms. Liu Dr. Mirza, and Mr. Nuhaily, are considered independent (as independence is defined by Rule 5605(a)(2) of the Nasdaq Marketplace Rules). In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

Nominations for Directors

Our Corporate Governance/Nominating Committee evaluates and recommends to the Board of Directors nominees for each election of directors. There are no stated minimum criteria for director nominees; rather, in considering potential new directors, the Corporate Governance/Nominating Committee considers a variety of factors and may identify and evaluate individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are the following: broad experience in business, finance or administration; familiarity with the Company’s industry; prominence and reputation in a particular profession or field of endeavor; and whether the individual has the time available to devote to the work of the Board and one or more of its committees. The Corporate Governance/Nominating Committee also reviews the activities and associations of each candidate to determine the independence of the candidate under applicable exchange and Securities and Exchange Commission (“SEC”) rules and to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on the Board. In addition to these factors, the Corporate Governance/Nominating Committee may also consider such other factors as it may deem relevant or in the best interests of the Company and its stockholders. The Corporate Governance/Nominating Committee recognizes that under applicable regulatory requirements at least one member of the Board must and believes that it is preferable that more than one member of the Board should, meet the criteria for an “audit committee financial expert” as defined by SEC rules. Further, although the Company does not have a formal diversity policy, the Corporate Governance/Nominating Committee seeks to nominate directors that bring to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from business, professional, governmental, finance, community and industry experience.

The Corporate Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant and considered valuable to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Corporate Governance/Nominating Committee would identify a new nominee to replace such director in light of the criteria and factors described above. If the Corporate Governance/Nominating Committee believes that the Board of Directors requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third-party search firm to assist in identifying qualified candidates.

The Corporate Governance/Nominating Committee reviews all director nominees, including those recommended by stockholders, in accordance with the factors and qualifications described above to determine whether they possess attributes the committee believes would be beneficial and valuable to the Company. The Corporate Governance/Nominating Committee will select qualified candidates and make its recommendations to the Board, which will formally decide whether to nominate the recommended candidates for election to the Board. Stockholders may recommend nominees for consideration by the Corporate Governance/Nominating Committee by complying with certain notification requirements set forth in our Bylaws. These requirements provide that a stockholder who desires to recommend a candidate for nomination to our Board of Directors must do so in writing to our Corporate Secretary at our principal executive offices, which written notice must be received no later than 90 days before the date of the annual meeting of stockholders at which directors are to be elected. The stockholder’s written notice must include, among other things as specified in our Bylaws, certain personal identification information about the stockholder and its recommended director nominee(s); the principal occupation or employment of the recommended director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its recommended director nominee(s); and any other information relating to the recommended director nominee(s) that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders may obtain a copy of our Bylaws by writing to our Corporate Secretary at Innovus Pharmaceuticals, Inc., c/o Corporate Secretary, 8845 Rehco Road, San Diego, California 92121, or by accessing our Bylaws on the Investor Relations section of our website at http://www.innovuspharma.com. A stockholder who complies in full with all of the notice provisions set forth in our Bylaws will be permitted to present the director nominee at the applicable annual meeting of stockholders, but will not be entitled to have the nominee included in our proxy statement for the annual meeting unless an applicable SEC rule requires that we include the director nominee in our proxy statement.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by sending a letter to the Corporate Secretary, Innovus Pharmaceuticals, Inc., 8845 Rehco Road, San Diego, CA 92121. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-employee directors as a group or an individual director. Each communication will be screened by the Corporate Secretary or his or her designee to determine whether it is appropriate for presentation to the Board or any specified director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board or the director(s) to whom they are addressed will be submitted to the Board or such director(s) on a periodic basis. Any communications that concern accounting, internal control or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which is available for review on our website at http:/innovuspharma.com and is also available in print, without charge, to any stockholder who requests a copy by writing to us at Innovus Pharmaceuticals, Inc., 8845 Rehco Road, San Diego, CA 92121, Attention: Investor Relations. A form of the Code of Business Conduct and Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for December 31, 2018, which was filed with the SEC on April 1, 2019.

Each of our directors, employees and officers, including our Chief Executive Officer, Executive Vice President, Corporate Development and General Counsel and Vice President, Chief Financial Officer, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year.

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur outside of formal meetings of the Board and committees of the Board.

Meeting Attendance

Our Board generally holds meetings on a quarterly basis, but may hold additional meetings as required. In 2018, the Board held four meetings. Each of our directors attended 100% of the Board meetings that were held during the periods when he or she was a director and 100% of the meetings of each committee of the Board on which he served that were held during the periods that he served on such committee. We do not have a policy requiring that directors attend our annual meetings of stockholders.

Committees of the Board of Directors

Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance/Nominating Committee, all of which were created in mid-2017.

Audit Committee

Our Audit Committee is currently composed of Ms. Liu (Chair), Dr. Mirza and Mr. Nuhaily. Our Board has affirmatively determined that each member of the Audit Committee in 2018 was independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfied all other qualifications under Nasdaq Marketplace Rule 5065(c) and the applicable rules of the SEC, and that each current member of the Audit Committee is independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfies all other qualifications under Nasdaq Marketplace Rule 5605(c) and the applicable rules of the SEC. Our Board has also affirmatively determined that Ms. Liu qualifies as an “audit committee financial expert,” as such term is defined in Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). The Audit Committee held four meetings in 2018 as the full Board of Directors acting to review the financials of the Company.

The Audit Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at http://www.innovuspharma.com. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent registered public accounting firm.

Compensation Committee

Our Compensation Committee is currently composed of Dr. Mirza (Chair), Ms. Liu and Dr. Esber. Our Board has affirmatively determined that each member of the Compensation Committee during 2018 was independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfied all other qualifications under Nasdaq Marketplace Rule 5065(d) and the applicable rules of the SEC, and that each current member of the Compensation Committee is independent under Nasdaq Marketplace Rule 5605(a)(2) and satisfies all other qualifications under Nasdaq Marketplace Rule 5065(d) and the applicable rules of the SEC. The Compensation Committee held one meeting in 2018.

The Compensation Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at innovuspharma.com. The responsibilities of the Compensation Committee include reviewing and making recommendations to our Board concerning the compensation and benefits of our executive officers, including our Chief Executive Officer, and directors, overseeing the administration of our stock option and employee benefits plans, and reviewing general policies relating to compensation and benefits.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee is currently composed of Dr. Esber (Chair), Ms. Liu and Mr. Nuhaily. Our Board has affirmatively determined that each member of the Corporate Governance/Nominating Committee during 2018 was independent under Nasdaq Marketplace Rule 5605(a)(2), and that each current member of the Corporate Governance/Nominating Committee is independent under Nasdaq Marketplace Rule 5605(a)(2). The Corporate Governance/Nominating Committee held one meeting in 2018.

The Corporate Governance/Nominating Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at http://www.innovuspharma.com. The responsibilities of the Corporate Governance/Nominating Committee include evaluating and making recommendations to the Board with respect to director nominees and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

Our Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Dr. Esber, an independent director, serves as our Chairman of the Board. Dr. Damaj currently serves as our principal executive officer and as a director.

Board Role in Risk Management

The Board as a whole has responsibility for risk oversight, and each Board committee has responsibility for reviewing certain risk areas and reporting to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies in certain focus areas. These areas of focus include strategic, operational, financial and reporting, succession and compensation, and other areas. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation.
Audit Committee

Overall policies with respect to risk assessment and risk management, material pending legal proceedings involving the Company and other contingent liabilities, any potential related party or conflict of interest transactions, as well as other risks and exposures that may have a material impact on our financial statements.

Compensation Committee	Risks and exposures associated with management succession planning and executive compensation programs and arrangements, including incentive plans.
Corporate Governance/Nominating Committee	Risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

Company Policy Regarding Related Party Transactions

The charter of the Audit Committee of our Board tasks the Audit Committee with reviewing any and all related party transactions for potential conflict of interest situations on an ongoing basis (if such transactions are not reviewed and overseen by another independent body of the Board). In accordance with that policy, the Audit Committee’s general practice is to review and oversee any transactions that are reportable as related party transactions under the Financial Accounting Standards Board (“FASB”) and SEC rules and regulations. Management advises the Audit Committee and the full Board of Directors on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports filed by such persons.

Based solely on our review of the copies of such reports furnished to us, we believe that during the fiscal year ended December 31, 2018, all executive officers, directors and greater than 10% beneficial owners of our Common Stock complied with the reporting requirements of Section 16(a) of the Exchange Act.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to:

Board of Directors

c/o Corporate Secretary

Innovus Pharmaceuticals, Inc.

8845 Rehco Road

San Diego, California 92121

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT

OF HALL & COMPANY, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

Upon the recommendation of our Audit Committee, the Board of Directors has appointed Hall & Company, Inc. as our independent registered public accounting firm for the current fiscal year ending December 31, 2019, and hereby recommends that the stockholders ratify such appointment. Hall & Company, Inc. has served as our independent registered public accounting firm since February 16, 2016.

Our Board of Directors and the Audit Committee may terminate the appointment of Hall & Company, Inc. as the Company’s independent registered public accounting firm without the approval of the stockholders whenever our Board of Directors and the Audit Committee deems such termination necessary or appropriate.

 Representatives of Hall & Company, Inc. will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

The following table presents aggregate fees for the fiscal years ended December 31, 2018 and 2017, for professional services rendered by Hall & Company, Inc.:

	2018	2017
Audit Fees (1)	$65,775	$57,225
Audit-Related Fees (2)	-	30,580
Tax Fees	-	-
Other Fees	-	-
Total	$65,775	$87,805

(1)

“Audit Fees” represent fees for professional services provided in connection with the audit of our annual consolidated financial statements, review of consolidated financial statements included in our quarterly reports and related services normally provided in connection with statutory and regulatory filings and engagements by Hall & Company, Inc.

(2)	“Audit-Related Fees” represent fees for professional services provided in connection with the review of our registration statement on Form S-1 by Hall & Company, Inc.

Our Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. There were no fees billed by or paid to our independent registered public accounting firm during the years ended December 31, 2018 and 2017 for tax compliance, tax advice or tax planning services or for financial information systems design and implementation services.

Determination of Independence

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with its auditors its independence from the Company.

Audit Committee Policies and Procedures

The Audit Committee acts pursuant to a written charter that has been adopted by the Board, which is available for review on our website at http://innovuspharma.com. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the auditing of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent registered public accounting firm. We adhere to accounting standards set forth by the Financial Accounting Standards Board with respect to financial reporting and discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the PCAOB.

Our Audit Committee, pre-approves all services to be provided by Hall & Company, Inc. All fees paid to Hall & Company, Inc. for services performed in 2018 and 2017 were pre-approved by our Audit Committee.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with accountants on accounting and financial disclosure.

Required Vote and Recommendation

Ratification of the selection of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Bylaws, an abstention will have the same legal effect as a vote against the ratification of Hall & Company, Inc., and each broker non-vote, if any, will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Our Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Hall & Company, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that, among other things, imposes a number of corporate governance requirements on publicly held companies. The proxy rules of the Exchange Act were revised pursuant to the Dodd-Frank Act to provide stockholders with the right to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation and disclosure rules of the SEC. The advisory stockholder vote is commonly referred to as the “Say-On-Pay” vote.

The purpose of our compensation philosophy, policies and practices is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value. Our Board believes our compensation policies and procedures achieve these objectives and are strongly aligned with the long-term interests of our stockholders. Please read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation, including information about the compensation paid to our named executive officers during fiscal year 2018.

This proposal gives you, as a stockholder, the opportunity to express your views on the compensation of our named executive officers.

In November 2016, our stockholders approved that the advisory vote on executive compensation of the Company be held every three years. This non-binding Say-On-Pay vote gives you as a stockholder the opportunity to express your approval or disapproval of the compensation of our named executive officers that is disclosed in this proxy statement by voting for or against the following resolution, or by abstaining with respect to such resolution:

“RESOLVED, that the stockholders of Innovus Pharmaceuticals, Inc. approve, on an advisory basis, the compensation of the executive officers named in this proxy statement as described under “Executive Compensation” including the tabular and related narrative disclosure, contained in this proxy statement.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Board of Directors will take into account the outcome of the stockholder vote on this proposal when considering the future executive compensation decisions and arrangements.

Required Vote and Recommendation

The affirmative “FOR” votes must exceed the number of votes “AGAINST” to approve this non-binding matter. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal.

Our Board of Directors recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to our named executive officers.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title

Bassam Damaj, Ph.D.	50	Chief Executive Officer, President, Director

Randy Berholtz, M.B.A., JD	57	Executive Vice President, Corporate Development, and General Counsel

Ryan Selhorn, CPA	37	Vice President, Chief Financial Officer

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board. The background and principal occupations of each of our executive officers are set forth below:

Bassam Damaj, Ph.D. See Dr. Damaj’s background and principal occupations under the section of this proxy statement entitled “Election of Directors,” above.

Randy Berholtz, MBA, JD has served as our Executive Vice President, Corporate Development and General Counsel since January 9, 2017. He also became the Secretary of the Company at that time. Mr. Berholtz was previously a part-time consultant for the Company from July 2013 to mid-May 2016. Mr. Berholtz was recently the founding partner of the Sorrento Valley Law Group, a healthcare and life sciences law firm. Previously, from 2011 to 2013, he was the Executive Vice President, General Counsel and Secretary of Apricus Biosciences, Inc.; from 2004 to 2010, he was the Vice President, General Counsel and Secretary of the ACON Group of private U.S. and Chinese life science companies; from 2003 to 2004, he was the Chief Operating Officer and General Counsel to Inglewood Ventures, a life sciences venture capital firm; and from 2000 to 2003, he held multiple titles and rose to become the Acting General Counsel and Secretary of Nanogen, Inc., a genomics tools company. From 1992 to 2000, Mr. Berholtz was in private practice with law firms in New York and San Diego, and from 1990 to 1991, he was a law clerk to Judge Jerry E. Smith on the U.S. Court of Appeals for the Fifth Circuit. Mr. Berholtz is a member of the Board of Directors of Life on Earth, Inc., a health beverage and food company, and Inspira Financial Corporation, a healthcare financial company and is a Senior Advisor to Mesa Verde Ventures, a life sciences venture capital firm. Mr. Berholtz received his B.A. from Cornell University, his M.Litt. from Oxford University, where he was a Rhodes Scholar, his J.D. from Yale University and his M.B.A. from the University of San Diego School of Business.

Ryan Selhorn, CPA has served as our Vice President and Chief Financial Officer since April 27, 2018. From July 2013 to April 2018, he was the Chief Financial Officer and Chief Accounting Officer of Signature Analytics, an outsourced finance and accounting firm. From October 2003 to July 2013, he was an Audit Senior Manager with Grant Thornton LLP, a financial accounting firm. Mr. Selhorn has significant experience with venture financings, public equity offerings, public debt offerings, mergers and acquisitions, interaction with the SEC and PCAOB, and implementation and monitoring compliance with the requirements of the Sarbanes-Oxley Act.  Additionally, Mr. Selhorn has participated in several financial due diligence processes for acquisitions and capital financings. Mr. Selhorn received his B.S. in Accounting and Finance from Georgetown University, McDonough School of Business, and he is a certified public accountant in California.

Indemnification of Officers and Directors

To the extent permitted by Nevada law and our Bylaws, we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct. Indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2018, and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Stock Awards	Stock Unit Awards		All Other Compensation		Total

Bassam Damaj Ph. D.,	2018	$644,204	$-		$-	$-		$300,000	(1)	$1,160,640
President, Chief Executive Officer and Director, and former Principle Officer	2017	$585,640	$575,000	(2)	$-	$-		$-		$1,160,640

Randy Berholtz, MBA/JD	2018	$300,000	$-		$-	$223,100	(3)	$-		$523,100
Executive Vice President, Corporate Development and General Counsel (4)	2017	$273,718	$87,159		$-	$420,000	(3)	$-		$780,877

Ryan Selhorn, CPA	2018	$168,590	$-		$-	$180,000	(3)	$-		$348,590
Vice President and Chief Financial Officer(5)	2017	$-	$-		$-	$-		$-		$-

(1)

Pursuant to the terms of a line of credit convertible debenture by and between the Company and Dr. Damaj (the “LOC Convertible Debenture”), Dr. Damaj agreed not to draw a salary pursuant to his employment agreement for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern and not to draw any salary accrued through December 31, 2015. Salary through June 30, 2016 was accrued for, after which time he began receiving his salary in cash. During 2018, Dr. Damaj received $300,000 related to such deferred salary.

(2)	Dr. Damaj’s bonus paid for 2017 and 2016.

(3)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted stock unit awards granted during the respective fiscal year.

(4)	Mr. Berholtz started with the Company on January 9, 2017.

(5)	Mr. Selhorn started with the Company on April 27, 2018, and thus did not receive any compensation for the 2017 fiscal year.

Employment Agreements

Bassam Damaj. On January 22, 2013, the Company entered into an employment agreement (the “Damaj Employment Agreement”) with Dr. Bassam Damaj to serve as its President and Chief Executive Officer, which was amended on January 21, 2015.

The Damaj Employment Agreement has an initial term of five years, which term will be extended by an additional year on the fourth and each subsequent anniversary. Dr. Damaj earned a base salary of $375,000 for the first year, $440,000 in the second year and increasing a minimum of 10% per year thereafter. Dr. Damaj’s salary will be accrued and not paid for so long as payment of such salary would jeopardize the Company’s ability to continue as a going concern, in Dr. Damaj’s sole determination. Dr. Damaj will have annual cash bonus targets equal to 75% of base salary, based on performance objectives established by the Board of Directors, with the Board of Directors determining the amount of the annual bonus.

Dr. Damaj received 57,143 shares of restricted stock units (“RSUs”) covering shares of Common Stock on January 22, 2013, of which 19,048 shares vested immediately, and the remaining 38,095 shares vested in eight equal quarterly installments beginning on April 1, 2013.

Upon termination of the Damaj Employment Agreement for any reason, Dr. Damaj will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Dr. Damaj and his dependents for 12 months paid by the Company.

Pursuant to the Damaj Employment Agreement, in the event Dr. Damaj’s employment is terminated as a result of death, disability or without Cause, or Dr. Damaj resigns for Good Reason, Dr. Damaj or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to 1.5 times his then base salary and annual target bonus amount, or two times his then base salary and annual target bonus amount if such termination occurs within 24 months of a change of control; (2) Company group medical, dental and vision insurance coverage for Dr. Damaj and his dependents for 24 months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the Damaj Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into, a plea of “guilty” or “no contest” to a felony under United States federal or state law, and such felony is either work-related or materially impairs Dr. Damaj’s ability to perform services to the Company, and (3) a willful, material breach of the Damaj Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Dr. Damaj the opportunity to cure or remedy such alleged Cause and present Dr. Damaj’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Dr. Damaj in the event he is the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the Damaj Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, one of the following occurs: (1) a material diminution in Dr. Damaj’s title, authority, duties or responsibilities (for Dr. Damaj, this includes remaining a member of the Board of Directors), (2) a reduction in Dr. Damaj’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Dr. Damaj must perform his duties, (4)  the Company elects not to renew the Damaj Employment Agreement for another term, or (5) the Company materially breaches any provision of the Damaj Employment Agreement, provided, however, that Dr. Damaj must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Randy Berholtz. The Company and Mr. Berholtz entered into an employment agreement, effective January 9, 2017 (the “Berholtz Employment Agreement”), wherein Mr. Berholtz received an annual base salary of $280,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount was 35% of his annual base salary.

Mr. Berholtz received RSUs covering 19,048 shares of Common Stock, 6,350 of which vested after one year of employment. The remaining RSUs will vest in eight equal quarterly installments over two years of continued service.

Upon termination of the Berholtz Employment Agreement for any reason, Mr. Berholtz will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Mr. Berholtz and his dependents for six months paid by the Company.

Pursuant to the Berholtz Employment Agreement, if Mr. Berholtz’s employment is terminated as a result of death, disability or without Cause, or Mr. Berholtz resigns for Good Reason, Mr. Berholtz or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to six months of his then base salary and annual target bonus amount, if such termination occurs within six months of a change of control; (2) Company group medical, dental and vision insurance coverage for Mr. Berholtz and his dependents for six months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the Berholtz Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into, a plea of “guilty” or “no contest” to a felony under United States federal or state law, and such felony is either work-related or materially impairs Mr. Berholtz’s ability to perform services to the Company, and (3) a willful, material breach of the Berholtz Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Mr. Berholtz the opportunity to cure or remedy such alleged Cause and present Mr. Berholtz’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Mr. Berholtz in the event he is the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the Berholtz Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, one of the following occurs: (1) a material diminution in Mr. Berholtz’s title, authority, duties or responsibilities (for Mr. Berholtz, this includes remaining a member of the Board of Directors), (2) a reduction in Mr. Berholtz’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Mr. Berholtz must perform his duties, (4)  the Company elects not to renew the Berholtz Employment Agreement for another term, or (5) the Company materially breaches any provision of the Berholtz Employment Agreement, provided, however, that Mr. Berholtz must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Mr. Berholtz’s employment agreement was amended by the Board of Directors of the Company on April 5, 2018 to provide for an annual bonus of 40% of his base salary and to provide for nine (9) months of severance in case of a Company “change of control” as defined in the Berholtz Employment Agreement.

Ryan Selhorn. The Company and Mr. Selhorn entered into an employment agreement, effective April 27, 2018 (the “Selhorn Employment Agreement”), wherein Mr. Selhorn will receive an annual base salary of $250,000 as well as an annual bonus based on personal performance and as approved by the Board of Directors. The target bonus amount is 25% of his annual base salary.

Mr. Selhorn received RSUs covering 11,429 shares of Common Stock, 3,810 of which will vest after one year of employment. The remaining RSUs will vest in eight equal quarterly installments over two years of continued service.

Upon termination of the Selhorn Employment Agreement for any reason, Mr. Selhorn will receive (i) a pro-rata bonus during that fiscal year based on the number of days employed during that fiscal year, and (ii) Company group medical, dental and vision insurance coverage for Mr. Selhorn and his dependents for six months paid by the Company.

Pursuant to the Selhorn Employment Agreement, if Mr. Selhorn’s employment is terminated as a result of death, disability or without Cause, or Mr. Selhorn resigns for Good Reason, Mr. Selhorn or his estate, as applicable, is entitled to the following payments and benefits, provided that a mutual release of claims is executed: (1) a cash payment in an amount equal to six months of his then base salary and annual target bonus amount, if such termination occurs within six months of a change of control; (2) Company group medical, dental and vision insurance coverage for Mr. Selhorn and his dependents for six months paid by the Company; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

For purposes of the Selhorn Employment Agreement, “Cause” generally means (1) commission of fraud or other unlawful conduct in the performance of duties for the Company, (2) conviction of or, entry into, a plea of “guilty” or “no contest” to a felony under United States federal or state law, and such felony is either work-related or materially impairs Mr. Selhorn’s ability to perform services to the Company, and (3) a willful, material breach of the Selhorn Employment Agreement that causes material harm to the Company, provided, however, that the Board of Directors must provide 30 days prior written notice of its intention to terminate for Cause and give Mr. Selhorn the opportunity to cure or remedy such alleged Cause and present Mr. Selhorn’s case to the Board of Directors and afterwards, at least 75% of the Board of Directors (except for Mr. Selhorn in the event he is the subject of the hearing) affirmatively determines that termination is for Cause.

For purposes of the  Employment Agreement, “Good Reason” generally means that within one year prior to the date of resigning, one of the following occurs: (1) a material diminution in Mr. Selhorn’s title, authority, duties or responsibilities), (2) a reduction in Mr. Selhorn’s base salary or target bonus amount, (3) a change in the geographic location greater than 25 miles from the current office at which Mr. Selhorn must perform his duties, (4)  the Company elects not to renew the Selhorn Employment Agreement for another term, or (5) the Company materially breaches any provision of the Selhorn Employment Agreement, provided, however, that Mr. Selhorn must provide 30 days prior written notice of his intention to resign for Good Reason, which notice must be given within 90 days of the initial occurrence of such cause and gives the Company the opportunity to cure or remedy such alleged Good Reason.

Outstanding Equity Awards at Fiscal Year-End 2018

The following table presents, for each of the Named Executive Officers, information regarding outstanding RSUs held as of December 31, 2018.

Name	Grant Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights
Randy Berholtz (1)	Jan. 9, 2017	7,977	$56,369
Randy Berholtz (1)	Feb. 22, 2018	4,762	$33,651
Randy Berholtz (1)	Apr. 5, 2018	9,524	$67,301
Ryan Selhorn (2)	Apr. 27, 2018	11,429	$80,763

(1)
For the grant on January 9, 2017, the unvested RSUs vest 25% on January 9, 2018, with the remaining balance vesting ratably over eight quarters and fully vesting on January 9, 2020. For the grant on February 22, 2018, 1,191 RSUs vest on February 22, 2019, with the remaining balance vesting ratably over eight quarters and fully vesting on February 22, 2021. For the grant on April 5, 2018, the unvested RSUs vest in two separate tranches of 4,762 upon the achievement of certain Company milestones, subject to continued service through the achievement of the milestones.

(2)	Unvested RSUs vest 1/3 on April 27, 2019, with the remaining balance vesting ratably over eight quarters and fully vesting on April 26, 2021.

Description of Equity Compensation Plans

2013 Equity Incentive Plan. The Company has issued Common Stock, RSUs and stock option awards to employees, non-executive directors and outside consultants under the 2013 Incentive Plan (“2013 Plan”). The 2013 Plan allows for the issuance of up to 95,268 shares of the Company’s Common Stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The exercise price for all equity awards issued under the 2013 Plan is based on the fair market value of the Common Stock on the date of issuance. Currently, because the Company’s Common Stock is quoted on the OTCQB, the fair market value of the Common Stock is equal to the last-sale price reported by the OTCQB as of the date of determination, or if there were no sales on such date, on the last date preceding such date on which a sale was reported. Generally, each vested stock unit entitles the recipient to receive one share of Company Common Stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company or a specified date. RSUs can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards and have a ten-year life. Stock options outstanding are subject to time-based vesting, as described above, and thus are not performance-based. As of December 31, 2018, no shares were available for issuance under the 2013 Plan.

2014 Equity Incentive Plan. The Company has issued Common Stock, RSUs and stock option awards to employees, non-executive directors and outside consultants under the 2014 Incentive Plan (“2014 Plan”). The 2014 Plan allows for the issuance of up to 190,477 shares of the Company’s Common Stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The exercise price for all equity awards issued under the 2014 Plan is based on the fair market value of the Common Stock on the date of issuance. Currently, because the Company’s Common Stock is quoted on the OTCQB, the fair market value of the Common Stock is equal to the last-sale price reported by the OTCQB as of the date of determination, or if there were no sales on such date, on the last date preceding such date on which a sale was reported. Generally, each vested stock unit entitles the recipient to receive one share of Company Common Stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company or a specified date. RSUs can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards and have a ten-year life. Stock options outstanding are subject to time-based vesting, as described above, and thus are not performance-based. As of December 31, 2018, there were 86 shares available for issuance under the 2014 Plan.

Amended and Restated 2016 Equity Incentive Plan. On March 21, 2016, our Board of Directors approved the adoption of the 2016 Equity Incentive Plan, and on October 20, 2016 adopted the Amended and Restated 2016 Equity Incentive Plan (“2016 Plan”). The 2016 Plan was then approved by our stockholders in November 2016. The 2016 Plan allows for the issuance of up to 190,477 shares of our Common Stock to be issued in the form of stock options, stock awards, stock unit awards, stock appreciation rights, performance shares and other share-based awards. The 2016 Plan includes an evergreen provision, pursuant to which the number of shares of Common Stock authorized for issuance and available for future grants under the 2016 Plan will be increased each January 1 after the effective date of the 2016 Plan by the number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our Board of Directors. In March 2017, our Board of Directors approved an increase of 53,936 shares of Common Stock to the shares authorized under the 2016 Plan in accordance with the evergreen provision in the 2016 Plan. The exercise price for all equity awards issued under the 2016 Plan is based on the fair market value of the Common Stock on the date of issuance. Generally, each vested stock unit entitles the recipient to receive one share of our Common Stock, which is eligible for settlement at the earliest of their termination, a change in control of the Company, or a specified date. RSUs can vest according to a schedule or immediately upon award. Stock options generally vest over a three-year period, first year cliff vesting with quarterly vesting thereafter on the three-year awards and have a ten-year life. Stock options outstanding are subject to time-based vesting, as described above, and thus are not performance-based. As of December 31, 2018, there were 139,911 shares available for issuance under the 2016 Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2018 regarding our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)	(b)		(c)
Equity Compensation Plans Approved by Security Holders:

Amended and Restated 2016 Equity Incentive Plan	93,082	$14.51	(1)	139,911

Equity Compensation Plans Not Approved by Security Holders:

2013 Equity Incentive Plan	9,904	$16.45	(1)	-
2014 Equity Incentive Plan	72,277	$13.72	(1)	86

Total	175,263	$14.63	(1)	139,997

(1)	Excludes outstanding RSUs, which have no associated exercise price.

DIRECTOR COMPENSATION

We currently have four non-executive directors. Our director compensation plan, approved by our Board of Directors as of January 1, 2018, provides that each non-employee director of the Company is to receive (1) quarterly cash compensation of $3,000, (2) $6,000 in RSUs per quarter, (3) $500 in cash per committee meetings attended, (4) a grant of 4,762 RSUs to vest 25% after one year and then quarterly for the next two years, and (5) reimbursement of travel expenses for in-person meetings, which is paid in RSUs. In addition, the Chairman of the Board of Directors is entitled to receive an additional $3,000 in quarterly compensation paid in RSUs.

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2018 for services to the Company.

Name	Fees Earned or Paid in Cash	Stock Awards	Stock Unit Awards (1)	Total
Henry Esber, Ph.D.	$16,500	$-	$36,000	$52,500
Vivian Liu	17,000	-	24,000	41,000
Ziad Mirza, MBA, M.D.	17,000	-	24,000	41,000
Dean Nuhaily (2)	8,000		50,192	58,192
Total	$58,500	$-	$134,192	$192,692

(1)	Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of restricted unit awards granted during the respective fiscal year.

(2)	Mr. Nuhaily was appointed to our Board of Directors in May 2018.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

Other than the following transactions, there has not been, nor currently are there proposed to be, any transactions or series of similar transactions in which we were or are to be a participant and the amount involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2018 and 2017, and in which any of our directors, executive officers, holders of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

During the years ended December 31, 2018 and 2017, we did not participate in any related party transactions.

 PROPOSAL 4

APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN

General

On April 16, 2019, our Board of Directors adopted the 2019 Equity Incentive Plan (the “2019 Plan”), subject to stockholder approval.

The following summary of certain features of the 2019 Plan is qualified in its entirety by reference to the full text of the 2019 Plan, which is attached hereto as Annex A. Unless otherwise indicated, all capitalized terms set forth in the below summary shall have the same meaning as defined in the 2019 Plan.

Nature and Purposes of the 2019 Plan

Our Board believes that the approval of the 2019 Plan is in the best interests of the Company and our stockholders, as Awards, such as those included in the 2019 Plan, are an integral part of our compensation packages and are critical in recruiting and retaining employees in an industry characterized by a high degree of employee mobility and competitive recruiting of talent. The purposes of the 2019 Plan are to attract and recruit talented employees, to induce certain individuals to remain in the employ of, or to continue to serve as directors of, or as independent consultants to, our Company and our present and future subsidiary corporations, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. Our Board of Directors believes that the granting of Awards under the 2019 Plan will promote continuity of management, increased incentive and personal interest in our welfare, and aid in securing our growth and financial success.

Duration and Modification

If approved at the Annual Meeting, the 2019 Plan will terminate on May 1, 2029, ten years from its adoption by the Company’s Board.  No Awards may be granted after that date, although previously granted Awards may continue in accordance with their terms. The Administrator may at any time terminate the 2019 Plan or make such modifications to the 2019 Plan as it may deem advisable. The Administrator, however, may not, without approval by our stockholders (except pursuant to the “evergreen” feature described below) take any of the following actions: increase the number of shares of Common Stock as to which equity Awards may be granted under the 2019 Plan; change the manner of determining stock option or SAR prices; change the class of persons eligible to participate in the 2019 Plan; or make other changes to the 2019 Plan that are not permitted to be made without stockholder approval under Nasdaq rules. The Administrator may not alter the terms of an Award so as to materially and adversely affect an Award holder’s rights under the Award without his or her consent, unless the Administrator expressly reserved the right to do so at the time of the Award.

Administration of the Plan

The term “Administrator” as used in this proxy statement refers to the person (our Board and its delegates) charged with administering the 2019 Plan. The Plan will be administered by the Compensation Committee, or if our Board has no such committee, then by the Board itself. The Compensation Committee or the Board will have the discretion to determine the participants under the 2019 Plan, the types, terms and conditions of the Awards, including performance and other earn out and/or vesting contingencies, interpret the 2019 Plan’s provisions and administer the 2019 Plan in a manner that is consistent with its purpose.

Eligibility and Extent of Participation

Participation in the 2019 Plan is limited to those employees and directors, as well as consultants and advisors, who in the Administrator’s opinion are in a position to make a significant contribution to our success and that of affiliated entities, and who are selected by the Administrator to receive an Award. As of the Record Date, we had twenty-two employees and four non-employee directors who would be eligible to participate in the 2019 Plan.

Stock Options

Under the 2019 Plan, the Administrator may grant Awards in the form of options to purchase shares of Common Stock. Stock options give the holder the right to purchase shares of our Common Stock within a specified period of time at a specified price. Two types of stock options may be granted under the 2019 Plan: ISOs, which are subject to special tax treatment as described below, and NSOs. Eligibility for ISOs is limited to our employees and employees of our subsidiaries. The initial per share exercise price for an ISO may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, or 110% of such fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock. The initial per share exercise price for an NSO may not be less than 100% of the fair market value of a share of underlying Common Stock on the date of grant.

No option granted pursuant to the 2019 Plan may be exercised more than 10 years after the date of grant, except that ISOs granted to participants who own more than 10% of the total combined voting power of the Common Stock at the time the ISO is granted may not be exercised more than five years after the date of grant.

The closing price of our Common Stock as reported on the OTC Quotation Board on the Record Date was $3.40 per share.

Restricted Stock Grants

The 2019 Plan also permits the grant of restricted shares of Common Stock. Restricted stock grants may be made subject to vesting and other conditions and restrictions. The holder of a restricted stock grant shall have the same voting, dividend and other rights as the Company’s other shareholders; however, any dividends received on shares that are unvested shall be subject to the same vesting conditions and restrictions as the restricted stock grant.

Stock Units

The 2019 Plan also permits the grant of stock units. Stock units may be made subject to vesting and other conditions and restrictions, but, unlike awards of restricted stock, do not give the holder the rights of a stockholder until and unless actual shares of Common Stock are delivered in the future.

Stock Appreciation Rights

The 2019 Plan also permits the grant of Awards of SARs, which are grants of the right to receive cash or shares of Common Stock, upon exercise with an aggregate fair market value equal to the value of the SAR. The value of a SAR with respect to one share of Common Stock on any date is the excess of the fair market value of a share on such date over the base value on the grant date. The minimum base value for SARs is the fair market value of the Common Stock at the time of grant.

Other Awards

The 2019 Plan may also be used to grant other equity awards in the form of shares and/or cash-based awards as determined by the Board.

Performance Awards

Awards, including both Common Stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of awards intended to qualify for the performance-based compensation exception from the deduction limitations of Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any related targets need not be based on an increase, a positive or improved result, or avoidance of loss. To the extent consistent with the requirements of the performance and compensation-based exception to Section 162(m) where applicable, the Administrator may provide that performance criteria or payouts under an Award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The Administrator will determine whether performance targets or goals chosen for a particular Award have been met.

Transferability

Neither ISOs nor, except as the Administrator otherwise expressly provides, other Awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable Awards requiring exercise may be exercised only by the recipient.

Shares Subject to the Plan

The 2019 Plan contains an “evergreen” feature, under which the number of shares of Common Stock authorized for issuance and available for future grants under the 2019 Plan will be increased each January 1 after the effective date of the 2019 Plan (i.e., commencing on June 1, 2019) by a number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our Board of Directors.

The aggregate maximum number of shares available under the 2019 Plan will be determined, to the extent consistent with the ISO rules, net of shares of Common Stock withheld by the Company in payment of the exercise price of an Award or in satisfaction of tax withholding requirements with respect to the Award and without including any shares of Common Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. To the extent consistent with the rules applicable to ISOs, and any other applicable legal requirements (including applicable stock exchange requirements, if any), Common Stock issued under Awards that are the result of converting, replacing, or adjusting equity awards of an acquired company in connection with the acquisition will not reduce the number of shares available for Awards under the 2019 Plan and such shares will not be subject to the per participant limits described above.

Mergers and Similar Transactions

In the event of a Change of Control in which we are not the surviving corporation or which results in the acquisition of substantially all of our Common Stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of our assets or our dissolution or liquidation, the Administrator may provide for the assumption or continuation of all or some Awards, the grant of substitute Awards, a cash-out payment for all or some Awards or the acceleration of all or some Awards.

United States Federal Income Tax Consequences of Issuance and Exercise of Awards

The following discussion summarizes the U.S. Federal income tax consequences of the granting and exercise of Awards under the 2019 Plan, and the sale of any Common Stock acquired as a result thereof, is based on an analysis of the Internal Revenue Code (the “Code”) as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change.  The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2019 Plan, nor does it cover state and/or local income tax consequences in the jurisdiction in which a participant works and/or resides.  The tax consequences of Awards issued to participants outside of the U.S. may differ from the U.S. tax consequences. Participants should consult their tax advisors about the potential tax consequences of participating in the 2019 Plan.

Incentive Stock Options:

In general, neither the grant nor the exercise of an ISO will result in taxable income to an optionee or a deduction to us. For purposes of the alternative minimum tax, however, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income in the year of exercise of an ISO.

The sale of the shares of Common Stock received pursuant to the exercise of an ISO which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an ISO, an optionee must not dispose of such shares within two years after the option is granted or within one year after the exercise of the option. In addition, an optionee generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of (a) the fair market value of the Common Stock on the date of exercise minus the exercise price, or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary income, with any remaining gain being treated as capital gain. The Company will be entitled to a deduction equal to the amount of such ordinary income. The Company is not entitled to a deduction with respect to any remaining capital gain or loss.

Restricted Stock Awards:

Restricted Stock Awards are generally subject to ordinary income tax at the time the restrictions (the “risk of forfeiture”) lapse, subject to valid deferral elections made in compliance with Section 409A under the Code, which may allow the awardee to defer the receipt of the underlying shares and thereby defer the recognition of taxable income.  When the risk of forfeiture lapses, he or she will have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any. We will be entitled to a corresponding Federal income tax deduction at the time the participant recognizes ordinary income.

The participant may make an election under Section 83(b) of the Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. If the participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2019 Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the participant makes an effective 83(b) election in connection with an award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

In general, any cash-settled stock appreciation right, and any stock-settled stock appreciation right granted with an exercise price less than the fair market value of the underlying stock at the time of grant, may also be subject to additional tax penalties and interest charges under federal tax rules relating to nonqualified deferred compensation.

Stock Units:

An award of stock units does not itself result in taxable income. When the participant actually acquires the shares of stock, unless the shares are restricted, he or she will have ordinary income equal to the value of the shares at that time. If the shares delivered are restricted for tax purposes, the participant will instead be subject at that time to the rules described above for restricted stock.

Stock Appreciation Rights:

The participant receiving a SAR will not recognize Federal taxable income at the time the SAR is granted nor does taxable income result merely because a SARs becomes exercisable. In general, if a participant exercises a stock appreciation right for shares of stock or receives payment in cancellation of a stock appreciation right he or she will have ordinary income equal to the amount of any cash and the fair market value of any stock received. We will be entitled to a Federal tax deduction equal to the amount of ordinary income the participant is required to recognize as a result.

Limits on Deductions:

Under Section 162(m) of the Code, the amount of compensation paid to the Chief Executive Officer, Chief Financial Officer and the three other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

Required Vote and Recommendation of Board of Directors

Assuming that a quorum is present at the Annual Meeting, this proposal will be approved only if a majority of the total votes cast on the Proposal are affirmative. Under Nevada law, abstentions from voting on the proposal and Broker Non-Votes are not counted as votes cast and accordingly will have no effect upon the proposal.

Our Board of Directors recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to our named executive officers.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

 AND RELATED STOCKHOLDER MATTERS

The following table presents information, to the best of our knowledge, about the beneficial ownership of our Common Stock as of April 29, 2019 by those persons known to beneficially own more than 5% of our capital stock, by each of our directors and named executive officers, and all of our directors and current executive officers as a group. The percentage of beneficial ownership for the following table is based on 2,581,486 shares of Common Stock outstanding as of April 25, 2019.

Beneficial ownership is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of Common Stock over which the stockholder has sole or shared voting or investment power. It also includes shares of Common Stock that the stockholder has a right to acquire within 60 days after April 25, 2019, pursuant to options, warrants, restricted stock units, conversion privileges or other rights. The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our Common Stock.

NAME OF OWNER (1)	SHARES BENEFICIALLY OWNED (2)	PERCENTAGE OF COMMON STOCK (3)
5% Stockholders
Novalere Holdings LLC 151 Treemont Street, Penthouse Boston, MA 02111	243,978	9.45%
Armistice Capital Master Fund Ltd 510 Madison Avenue, 7th Floor New York, NY 10022	230,853	8.94%
Directors and Named Executive Officers:
Bassam Damaj, Ph.D. (4)	225,749	8.74%
Randy Berholtz, M.B.A., JD (5)	17,722	*
Ryan Selhorn, CPA (6)	2,858	*
Henry Esber, Ph.D. (7)	25,610	*
Vivian Liu (8)	29,477	1.14%
Ziad Mirza, M.B.A., M.D. (9)	26,266	1.02%
Dean Nuhaily (10)	3,659	*
Officers and Directors as a Group (7 persons)	331,341	12.84%

    * Represents less than 1%

(1)

Unless otherwise indicated, each person named in the table has sole voting and investment power and that person’s address is c/o Innovus Pharmaceuticals, Inc., 8845 Rehco Road, San Diego, California 92121.

(2)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 25, 2019 are deemed outstanding for computing the percentage of the owner’s holding such option or warrant, but are not deemed outstanding for computing the percentage of any other owner.

(3)	Percentage based upon 2,581,486 shares of Common Stock issued and outstanding as of April 25, 2019.

(4)	Includes 36,906 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 30, 2018 and 1,233 shares of Common Stock held by Dr. Damaj’s spouse.

(5)	Includes 17,569 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 25, 2019.

(6)	Includes 2,858 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 25, 2019.

(7)	Includes 25,610 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 25, 2019.

(8)	Includes 21,432 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 25, 2019.

(9)	Includes 21,432 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 25, 2019.

(10)	Includes 3,659 shares of Common Stock issuable upon conversion of vested RSUs within 60 days after April 25, 2019.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with management and Hall & Company, Inc., our independent registered public accounting firm, the audited consolidated financial statements in the Innovus Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 2018. The Audit Committee has also discussed with Hall & Company, Inc. those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16.

Hall & Company, Inc. also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully Submitted, Vivian Liu, Chair Ziad Mirza Dean Nuhaily

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2019 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 8845 Rehco Road, San Diego, California 92121, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 8845 Rehco Road, San Diego, California 92121, or by calling 858-964-5123. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this proxy statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

Our Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE PROXY STATEMENT AND THEN VOTE BY MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

San Diego, California April 30, 2019	By Order of the Board of Directors
/s/ Henry Esber, Ph. D.
Chairman

INNOVUS PHARMACEUTICALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders May 28, 2019, 8:00AM .
CONTROL ID:
REQUEST ID:

The undersigned appoints Henry Esber, Ph.D, Chairman of Innovus Pharmaceuticals, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Innovus Pharmaceuticals, Inc. to be held May 28, 2019 beginning at 8:00 a.m., Local Time, at the Hyatt House San Diego, located at 10044 Pacific Mesa Boulevard, San Diego, California 92121, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement to Stockholders dated April 30, 2019, a copy of which has been received by the undersigned, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
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ANNUAL MEETING OF THE STOCKHOLDERS OF INNOVUS PHARMACEUTICALS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors: The Board of Directors recommends a vote FOR nominees.	☐	☐
	Bassam Damaj, Ph.D.			☐
	Henry Esber, Ph.D.			☐	CONTROL ID:
	Vivian Liu			☐
	Ziad Mirza, M.B.A., MD			☐	REQUEST ID:
	Dean Nuhaily			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of Hall & Company, Inc. as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2019.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	The advisory vote on executive compensation.	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	The approval of the 2019 Equity Incentive Plan.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

_____________________________

_____________________________

_____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

Annex A

INNOVUS PHARMACEUTICALS, INC.

2019 EQUITY INCENTIVE PLAN

EFFECTIVE AS OF June 1, 2019

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopted this Innovus Pharmaceuticals, Inc. 2019 Equity Incentive Plan (the “Plan”) effective on the Effective Date.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Selected Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such Selected Employees to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute Incentive Stock Options ("ISO") or Nonstatutory Stock Options("NSO")), Stock Appreciation Rights, Restricted Stock Grants, Stock Units, Other Equity Awards and/or Cash Awards. However, unless and until this Plan is approved by Company stockholders, no ISOs may be exercised under the Plan.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any applicable Award Agreement.

SECTION 2. DEFINITIONS. If a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that expressly are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan.

a)

             “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

b)	“Award” means any award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award under the Plan.

c)

             “Award Agreement” means an agreement between the Company and a Selected Employee evidencing the award of an Option, SAR, Restricted Stock Grant, Stock Unit, Other Equity Award or Cash Award as applicable.

d)	“Board” means the Board of Directors of the Company, as constituted from time to time.

e)

             “California Participant” means a Participant whose Award, when granted, was issued in reliance either on section 25111, 25112 or 25113 of the California Corporations Code. Solely to the extent required to comply with the requirements of the California Corporate Securities Law of 1968 at the time of grant and thereafter, Awards to California Participants shall also be subject to the additional terms specified in Appendix A. The Committee, in its discretion, may also elect to include some or all of the Appendix A terms in Awards to Participants who are not California Participants. Appendix A is a part of this Plan.

f)

             “Cash Award” means a cash incentive opportunity awarded under this Plan, to a Covered Employee that is (i) payable only in cash, (ii) not an Option, SAR, Restricted Stock Grant, Stock Unit or Other Equity Award, and (iii) paid based on achievement of Performance Goal(s).

g)

             “Cashless Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. Cashless Exercise may also be utilized to satisfy an Option’s tax withholding obligations as provided in Section 16(b).

h)

             “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or (ii) a Participant’s misconduct, fraud, disloyalty or dishonesty (as such terms may be defined by the Committee in its sole discretion), or (iii) any unauthorized use or disclosure of confidential information or trade secrets by a Participant, or (iv) a Participant’s negligence, malfeasance, breach of fiduciary duties, neglect of duties, or (v) any material violation by a Participant of a written Company or Subsidiary or Affiliate policy or any material breach by a Participant of a written agreement with the Company or Subsidiary or Affiliate, or (vi) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (vi), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are directors or Officers or Section 16 Persons, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s Service shall be deemed to have terminated for Cause if, after the Participant’s Service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

i)	“Change in Control” means the consummation of any one or more of the following:

(i)

Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (A) the outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;

(ii)

The Company is party to a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(iii)	The sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect);

(iv)	The dissolution or liquidation of the Company; or

(v)	Any transaction or series of related transactions that has the substantial effect of any one or more of the foregoing.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, an IPO shall not constitute a Change in Control.

j)	“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

k)	“Committee” means a committee described in Section 3.

l)

             “Common Stock” means the Company’s common stock, $0.001 par value per Share, and any other securities into which such shares are changed, for which such shares are exchanged, or which may be issued in respect thereof.

m)	“Company” means Innovus Pharmaceuticals, Inc., a Nevada corporation.

n)	“Consultant” means an individual or entity which performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Non-Employee Director.

o)	“Covered Employees” means those individuals whose compensation is (or may be) subject to the deduction limitations of Code Section 162(m).

p)	“Disability” means the following:

(i)	For all ISOs, the permanent and total disability of a Participant within the meaning of Section 22(e)(3) of the Code;

(ii)

For all Awards which are considered nonqualified deferred compensation under Code Section 409A and for which payment can be made on account of the Participant’s disability, the disability of a Participant within the meaning of Section 409A of the Code; or

(iii)

For all other Awards, the Participant’s medically determinable physical or mental incapacitation such that for a continuous period of not less than twelve (12) months, a person is unable to engage in any substantial gainful activity or which can be expected to result in death.

Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company and the person shall be final and conclusive for all purposes of the Awards.

q)	“Effective Date” means June 1, 2019.

r)

             “Employee” means any individual who is a common-law employee of the Company, or of a Parent, or of a Subsidiary or of an Affiliate. An employee who is also serving as a member of the Board is an Employee for purposes of this Plan.

s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

t)

             “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Award Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable Award Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

u)	“Fair Market Value” means the market price of a Share, determined by the Committee as follows:

(i)

If the Shares were traded on a stock exchange (such as the NYSE, NYSE MKT, NASDAQ Global Select Market, NASDAQ Global Market or NASDAQ Capital Market) at the time of determination, then the Fair Market Value shall be equal to the regular session closing price for such stock as reported by such exchange (or the exchange or market with the greatest volume of trading in the Shares) on the date of determination, or if there were no sales on such date, on the last date preceding such date on which a closing price was reported;

(ii)

If the Shares were traded on the OTC Markets (such as the OTCQX, OTCQB, OTCPK or the OTC Bulletin Board) at the time of determination, then the Fair Market Value shall be equal to the last-sale price reported by the OTC Markets for such date, or if there were no sales on such date, on the last date preceding such date on which a sale was reported; and

(iii)

If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith using a reasonable application of a reasonable valuation method as the Committee deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported by the applicable exchange or the OTC Markets, as applicable, or a nationally recognized publisher of stock prices or quotations (including an electronic on-line publication). Such determination shall be conclusive and binding on all persons.

v)	“Fiscal Year” means the Company’s fiscal year.

w)	“GAAP” means United States generally accepted accounting principles as established by the Financial Accounting Standards Board.

x)	“Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

y)	“IPO” means an initial public offering by the Company of its equity securities pursuant to an effective registration statement filed with the SEC.

z)	“ISO Limit” means the maximum aggregate number of Shares that are permitted to be issued pursuant to the exercise of ISOs granted under the Plan as described in Section 5(a).

aa)

             “Net Exercise” means, to the extent that an Award Agreement so provides and as permitted by applicable law, an arrangement pursuant to which the number of Shares issued to the Optionee in connection with the Optionee’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Optionee will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Optionee. No fractional Shares will be created as a result of a Net Exercise and the Optionee must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Optionee may be further reduced if Net Exercise is utilized under Section 16(b) to satisfy applicable tax withholding obligations.

bb)	“Non-Employee Director” means a member of the Board who is not an Employee.

cc)	“Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

dd)	“NYSE” means the New York Stock Exchange.

ee)	“Officer” means an individual who is an officer of the Company within the meaning of Rule 16a-1(f) of the Exchange Act.

ff)

             “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase a specified number of Shares, at such times and applying a specified Exercise Price, as provided in the applicable Award Agreement.

gg)	“Optionee” means an individual, estate or other entity that holds an Option.

hh)

             “Other Equity Award” means an award (other than an Option, SAR, Stock Unit, Restricted Stock Grant or Cash Award) which derives its value from the value of Shares and/or from increases in the value of Shares.

ii)	“Outside Director” means a Non-Employee Director who is considered an “outside director” for purposes of Section 162(m) of the Code.

jj)

             “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

A corporation that attains the status of a Parent on a date after the Effective Date shall be considered a Parent commencing as of such date.

kk)	“Participant” means an individual or estate or other entity that holds an Award.

ll)

             “Performance Criteria” means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(A) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) annual revenue, (ii) earnings before interest, taxes, depreciation and amortization, or EBITDA, (iii) earnings per share, (iv) stock price, (v) operating cash flow, (vi) net income, (vii) profit margins, operating margins, gross margins or cash margins, (viii) revenue growth, (ix) pre- or after-tax income (before or after allocations of corporate overhead and bonuses), (x) return on equity, (xi) total shareholder return, (xii) return on assets or net assets, (xiii) appreciation in and/or maintenance of the price of the Common Stock, (xiv) market share, (xv) gross profits, (xvi) economic value-added models or equivalent metrics, (xvii) comparisons with various stock market indices, (xviii) reductions in costs, (xix) cash flow or cash flow per share, (xx) return on capital (including return on total capital or return on invested capital), (xxi) cash flow return on investment, (xxii) improvement in or attainment of expense levels or working capital levels, (xxiii) year-end cash, (xxiv) debt reductions, (xxv) stockholder equity, (xxvi) regulatory or litigation achievements, (xxvii) implementation, completion or attainment of measurable objectives with respect to business development, new products or services, budgets, regulatory or business risks, acquisitions, divestitures or recruiting and maintaining personnel, (xxviii) earnings, (xxix) expenses, (xxx) cost of goods sold, (xxxi) working capital, (xxxii) price/earnings ratio, (xxxiii) debt or debt-to-equity, (xxxiv) accounts receivable, (xxxv) writeoffs, (xxxvi) assets, (xxxvii) liquidity, (xxxviii) operations, (xxxix) research or related milestones, (xl) intellectual property (e.g., patents), (xli) product development, (xlii) information technology, (xliii) financings, (xliv) product quality control, (xlv) management, (xlvi) human resources, (xlvii) corporate governance,(xlviii) compliance program, (xlix) internal controls, (xlxi) policies and procedures, (xlxii) accounting and reporting, (xlxiii) strategic alliances, (xlxiv) licensing and partnering, and (xlxv) site, plant or building development, or (xlxvi) any combination of the foregoing, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or index. Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Parent, Subsidiary, Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Financial performance targets are approved by the Company’s Chief Executive Officer and the Committee at or near the beginning of each year; and

(B) The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; or (xv) litigation or claim judgments or settlements. For all Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

mm)

“Performance Goals” means for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Parent, Subsidiary, Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with GAAP to the extent applicable.

nn)

“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award.

oo)	“Plan” means this Innovus Pharmaceuticals, Inc. 2019 Equity Incentive Plan as it may be amended from time to time.

pp)

             “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs and/or outstanding Other Equity Awards for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)). For avoidance of doubt, Re-Price also includes any exchange of Options or SARs for other Awards or cash.

qq)	“Restricted Stock Grant” means Shares awarded under the Plan as provided in the applicable Award Agreement.

rr)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

ss)	“SEC” means the Securities and Exchange Commission.

tt)	“Section 16 Persons” means those Officers, directors or other persons who are subject to Section 16 of the Exchange Act.

uu)	“Securities Act” means the Securities Act of 1933, as amended.

vv)	“Selected Employee” means an Employee, Consultant, or Non-Employee Director who has been selected by the Committee to receive an Award under the Plan.

ww)	“Separation From Service” has the meaning provided to such term under Code Section 409A and the regulations promulgated thereunder.

xx)

“Service” means uninterrupted service as an Employee, Non-Employee Director or Consultant. Service will be deemed terminated as soon as the entity to which Service is being provided is no longer either (i) the Company, (ii) a Parent, (iii) a Subsidiary or (iv) an Affiliate. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Employee’s outstanding ISOs are eligible to continue to qualify as ISOs (and not become NSOs), an Employee’s Service will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service commences and terminates for all purposes under the Plan. For avoidance of doubt, a Participant’s Service shall not be deemed terminated if the Committee determines that (i) a transition of employment to service with a partnership, joint venture or corporation not meeting the requirements of a Subsidiary or Parent or Affiliate in which the Company or a Subsidiary or Parent or Affiliate is a party is not considered a termination of Service, (ii) the Participant transfers between service as an Employee and service as a Consultant or other personal service provider (or vice versa), or (iii) the Participant transfers between service as an Employee and that of a Non-Employee Director (or vice versa). The Committee may determine whether any Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in termination of Service for purposes of any affected Awards, and the Committee’s decision shall be final, conclusive and binding.

yy)	“Share” means one share of Common Stock.

zz)	“Share Limit” means the maximum aggregate number of Shares that are permitted to be issued under the Plan as described in Section 5(a) plus any increases authorized by Section 5(a)(i).

aaa)	“Specified Employee” means a Participant who is considered a “specified employee” within the meaning of Code Section 409A.

bbb)

“Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan which provides the holder with a right to potentially receive, in cash and/or Shares, value with respect to a specific number of Shares, as provided in the applicable Award Agreement.

ccc)	“Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan, as provided in the applicable Award Agreement.

ddd)

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date.

eee)

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines.

fff)	“Termination Date” means the date on which a Participant’s Service terminates.

ggg)

“10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a)                Committee Composition. A Committee (or Committees) appointed by the Board (or its Compensation Committee) shall administer the Plan. Unless the Board provides otherwise, the Board’s Compensation Committee (or a comparable committee of the Board, or if the Board has no committees, then the Board) shall be the Committee. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Board or the Committee may also appoint one or more separate committees of the Board, each composed of directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Selected Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Selected Employees and may determine all terms of such Awards. To the extent permitted by applicable law, the Board may also appoint a committee, composed of one or more officers of the Company, that may authorize Awards to Employees (who are not Section 16 Persons or Covered Employees) within parameters specified by the Board and consistent with any limitations imposed by applicable law.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

(b)               Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include without limitation:

(i) determining Selected Employees who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements, Performance Goals (or other objective/subjective goals (if any)) and their degree of satisfaction, and other features and conditions of such Awards and amending such Awards;

(iii) correcting any defect, supplying any omission, or reconciling or clarifying any inconsistency in the Plan or any Award Agreement;

(iv) accelerating the vesting or extending the post-termination exercise term, or waiving restrictions, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) permitting or denying, in its discretion, a Participant’s request to transfer an Award;

(vi) permitting or requiring, in its discretion, a Participant to use Cashless Exercise, Net Exercise and/or Share withholding with respect to the payment of any Exercise Price and/or applicable tax withholding;

(vii) Re-Pricing outstanding Awards;

(viii) interpreting the Plan and any Award Agreements;

(ix) making all other decisions relating to the operation of the Plan; and

(x) granting Awards to Selected Employees who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopting such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final, conclusive and binding on all persons. The Committee’s decisions and determinations need not be uniform and may be made selectively among Participants in the Committee’s sole discretion. The Committee’s decisions and determinations will be afforded the maximum deference provided by applicable law.

(c)                Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, or any persons (including without limitation Employees and Officers) who are delegated by the Board or Committee to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. GENERAL.

(a)                General Eligibility. Only Employees, Consultants, and Non-Employee Directors shall be eligible for designation as Selected Employees by the Committee.

(b)               Incentive Stock Options. Only Selected Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Selected Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied. If and to the extent that any Shares are issued under a portion of any Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Company or Committee and certain actions by a Participant may cause an Option to cease to qualify as an ISO pursuant to the Code and by accepting an Option Award, the Participant agrees in advance to such disqualifying action(s).

(c)                Buyout of Awards. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents (including without limitation Shares valued at Fair Market Value that may or may not be issued from this Plan) an Award previously granted or (ii) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

(d)               Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such Company policies, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(e)                No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 13.

(f)                Termination of Service. Unless the applicable Award Agreement or employment agreement provides otherwise (and in such case, the Award or employment agreement shall govern as to the consequences of a termination of Service for such Awards), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR or Other Equity Award as applicable):

(i) if the Service of a Participant is terminated for Cause, then all of his/her then-outstanding Options, SARs, and unvested portions of all other Awards shall terminate and be forfeited immediately without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards);

(ii) if the Service of Participant is terminated due to Participant’s death or Disability, then the vested portions of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within twelve months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards); and

(iii) if the Service of Participant is terminated for any reason other than for Cause or death or Disability, then the vested portion of his/her then-outstanding Options/SARs/Other Equity Awards may be exercised by such Participant or his or her personal representative within three months after the Termination Date and all unvested portions of all then-outstanding Awards shall be forfeited without consideration as of the Termination Date (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

(g)               Code Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to be exempt from or comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Code Section 409A or the applicable regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements. Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or anAward are exempt from or compliant with Code Section 409A. In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award. If the applicable Award Agreement or Participant’s employment agreement provides for Code Section 409A related provisions other than what is specified above in this Section 4(g), then such provisions in the Award or employment agreement shall govern.

(h)               Suspension or Termination of Awards. To the extent provided in an Award Agreement, if at any time (including after a notice of exercise has been delivered) the Committee (or the Board), reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Award (or vesting or settlement of any Award) pending a determination of whether there was in fact an act of Cause. If the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Award whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration. Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

(i)                 Electronic Communications. Subject to compliance with applicable law and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.

(j)                 Unfunded Plan. The Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

(k)               Liability of Company. The Company (or members of the Board or Committee) shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or other person due to the grant, receipt, exercise or settlement of any Award granted hereunder.

(l)                 Reformation. In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(m)             Payment of Non-Employee Director Cash Fees with Equity Awards. If the Board affirmatively decides to authorize such a process, each Non-Employee Director may elect to receive a Restricted Stock Grant (or Stock Units) issued under the Plan in lieu of payment of all or a portion of his or her annual cash retainer and/or any other cash fees including without limitation meeting fees, committee service fees and participation fees. Any such elections made by a Non-Employee Director shall be effected no later than the time permitted by applicable law and in accordance with the Company’s insider trading policies and/or other policies. The aggregate grant date fair market value of any Restricted Stock Grants or Stock Units issued pursuant to this Section 4(m) is intended to be equivalent to the value of the foregone cash fees. Any cash fees not elected to be received as a Restricted Stock Grant or Stock Units shall be payable in cash in accordance with the Company’s standard payment procedures. The Board in its discretion shall determine the terms, conditions and procedures for implementing this Section 4(m) and may also modify or terminate its operation at any time.

(n)               Successor Provision. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.

(o)               Governing Law. This Plan and (unless otherwise provided in the Award Agreement) all Awards shall be construed in accordance with and governed by the laws of the State of Nevada, but without regard to its conflict of law provisions. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

 (p)               Assignment or Transfer of Awards. Except as otherwise provided under the applicable Award Agreement and then only to the extent permitted by applicable law, no Award shall be transferable by the Participant other than by will or by the laws of descent and distribution. No Award or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, nor may an Award be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, nor may an Award be made subject to execution, attachment or similar process. Any act in violation of this Section 4(p) shall be null and void.

SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)                Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares or reacquired shares, bought on the market or otherwise. The maximum number of Shares that are issued under this Plan cannot exceed the Share Limit as may be adjusted under Section 13. For purposes of the Plan and subject to adjustment as provided in Section 5(a) and Section 13, the Share Limit is 400,000 Shares.

(i) The number of shares of Common Stock authorized for issuance and available for future grants under the Plan will be increased each January 1 after the effective date of the Plan by a number of shares of Common Stock equal to the lesser of: (a) 4% of the number of shares of Common Stock issued and outstanding on a fully-diluted basis as of the close of business on the immediately preceding December 31, or (b) a number of shares of Common Stock set by our Board.

(b)               Share Accounting. This Section 5(b) describes the Share accounting process under the Plan for Awards which are not entirely settled with the maximum number of Shares originally subject to the Award and describes how many of such Shares do not count toward the Share Limit and therefore become available again for future issuance under the Plan. If Awards are forfeited or are terminated for any reason (including the Company’s repurchase of unvested Shares from either an Option that was early exercised or from a Restricted Stock Grant), then the forfeited/terminated/repurchased Shares underlying such Awards shall not be counted toward the Share Limit. If exercised SARs or Stock Units are settled in Shares, then only the number of Shares actually issued in settlement of such SARs or Stock Units shall be counted toward the Share Limit. If a Participant pays the Exercise Price by Net Exercise or by surrendering previously owned Shares (or by stock attestation) and/or, as permitted or required by the Committee, pays any withholding tax obligation with respect to an Award by Net Exercise or by electing to have Shares withheld or surrendering previously owned Shares (or by stock attestation), the surrendered Shares and the Shares withheld to pay taxes shall not be counted toward the Share Limit. Any Substitute Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided in Sections 6(e), 8(f), 9(e) or 10(e)) shall not be counted toward the Share Limit or ISO Limit.

(c)                Substitute Awards. Substitute Awards shall not count toward the Share Limit, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in Section 5(b) above. Additionally, in the event that a company acquired by the Company or any Parent or any Subsidiary or any Affiliate or with which the Company or any Parent or any Subsidiary or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not count toward the Share Limit; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Board members prior to such acquisition or combination.

(d)               Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be counted against the Share Limit. Dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a)                Award Agreement. Each Award of an Option under the Plan shall be evidenced by an Award Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Award Agreements entered into under the Plan need not be identical. The Award Agreement shall also specify whether the Option is an ISO and if not specified then the Option shall be an NSO.

(b)               Number of Shares. An Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for adjustment of such number in accordance with Section 13.

(c)                Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in an Award Agreement. Except with respect to outstanding stock options being assumed or Options being granted in exchange for cancellation of options granted by another issuer as provided under Section 6(e), the Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders in the case of ISOs) of a Share on the date of grant of the Option.

(d)               Exercisability and Term. Subject to Section 3(b)(v), an Option may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. An Award Agreement shall specify the date when all or any installment of the Option is to become vested and/or exercisable. The Award Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from its date of grant (and may be for a shorter period of time than ten years). No Option can be exercised after the expiration date specified in the applicable Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events. Notwithstanding anything to the contrary, an ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five years. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Award Agreement. An Award Agreement may permit an Optionee to exercise an Option before it is vested (an “early exercise”), subject to the Company’s right of repurchase at the original Exercise Price of any Shares acquired under the unvested portion of the Option which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. An Award Agreement may also provide that the Company may determine to issue an equivalent value of cash in lieu of issuing some or all of the Shares that are being purchased upon an Option’s exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option and the Committee may specify a minimum number of Shares that must be purchased in any one Option exercise.

(e)                Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding stock options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may Re-Price outstanding Options. No modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a)                General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash (or check) at the time when such Shares are purchased by the Optionee, except as follows and if so provided for in an applicable Award Agreement:

(i)         In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Award Agreement. The Award Agreement may specify that payment may be made in any form(s) described in this Section 7; and

(ii)        In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

(b)               Surrender of Stock. To the extent that the Committee makes this Section 7(b) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c)                Cashless Exercise. To the extent that the Committee makes this Section 7(c) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Cashless Exercise.

(d)               Net Exercise. To the extent that the Committee makes this Section 7(d) applicable to an Option in an Award Agreement, payment for all or a part of the Exercise Price may be made through Net Exercise.

(e)               Other Forms of Payment. To the extent that the Committee makes this Section 7(e) applicable to an Option in an Award Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

SECTION 8. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)               Award Agreement. Each Award of a SAR under the Plan shall be evidenced by a Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). An Award Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various Award Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b)               Number of Shares. An Award Agreement shall specify the number of Shares to which the SAR pertains and is subject to adjustment of such number in accordance with Section 13.

(c)                Exercise Price. An Award Agreement shall specify the Exercise Price. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 8(f), the Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of grant of the SAR.

(d)               Exercisability and Term. Subject to Section 3(b)(v), a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. An Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The Award Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of grant of the SAR (and may be for a shorter period of time than ten years). No SAR can be exercised after the expiration date specified in the applicable Award Agreement. An Award Agreement may provide for accelerated exercisability in the event of the Participant’s death, or Disability or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant’s Service. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)                Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable Award Agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)                Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price. For avoidance of doubt, the Committee may Re-Price outstanding SARs. No modification of a SAR shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such SAR.

SECTION 9. TERMS AND CONDITIONS FOR RESTRICTED STOCK GRANTS.

(a)              Award Agreement. Each Restricted Stock Grant awarded under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Each Restricted Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the Award Agreements entered into under the Plan need not be identical.

(b)               Number of Shares and Payment. An Award Agreement shall specify the number of Shares to which the Restricted Stock Grant pertains and is subject to adjustment of such number in accordance with Section 13. Restricted Stock Grants may be issued with or without cash consideration under the Plan.

(c)                Vesting Conditions. Each Restricted Stock Grant may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)               Voting and Dividend Rights. The holder of a Restricted Stock Grant (irrespective of whether the Shares subject to the Restricted Stock Grant are vested or unvested) awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. However, any dividends received on Shares that are unvested (whether such dividends are in the form of cash or Shares) shall be subject to the same vesting conditions and restrictions as the Restricted Stock Grant with respect to which the dividends were paid. Such additional Shares issued as dividends that are subject to the Restricted Stock Grant shall not count toward the Share Limit.

(e)                Modification or Assumption of Restricted Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding Restricted Stock Grants or may accept the cancellation of outstanding Restricted Stock Grants (including stock granted by another issuer) in return for the grant of new Restricted Stock Grants for the same or a different number of Shares. No modification of a Restricted Stock Grant shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Restricted Stock Grant.

SECTION 10. TERMS AND CONDITIONS OF STOCK UNITS.

(a)                Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan (including without limitation any Performance Goals). The provisions of the various Award Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)               Number of Shares and Payment. An Award Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 13. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)                Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. An Award Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(d)               Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash or Common Stock dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to vesting of the Stock Units, any dividend equivalents accrued on such unvested Stock Units shall be subject to the same vesting conditions and restrictions as the Stock Units to which they attach.

(e)                Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding Stock Units or may accept the cancellation of outstanding Stock Units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or increase his or her obligations under such Stock Unit.

(f)                Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in an Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 13.

(g)               Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

SECTION 11. OTHER AWARDS

The Committee may in its discretion issue Other Equity Awards to Selected Employees and/or Cash Awards to Covered Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company. Settlement of Other Equity Awards may be in the form of Shares and/or cash as determined by the Committee.

SECTION 12. CODE SECTION 162(M).

(a)                Applicability. The provisions of Sections 12(b) and 12(c) shall apply to an Award if and only if all of the following items (i) through (iv) in this Section 12(a) are true as of the date of grant of such Award:

(i) the Company is a “publicly held corporation” within the meaning of Code Section 162(m);

(ii) the deduction limitations of Code Section 162(m) are applicable to Awards granted to Covered Employees under this Plan; and

(iii) this Plan has previously been approved by Company stockholders.

SECTION 13. ADJUSTMENTS.

(a)                Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a stock split, a reverse stock split, a reclassification or other distribution of the Shares without the receipt of consideration by the Company, of or on the Common Stock, a recapitalization, a combination, a spin-off or a similar occurrence, the Committee shall make equitable and proportionate adjustments, taking into consideration the accounting and tax consequences, to:

(1)              the Share Limit and ISO Limit and the various Share numbers referenced in Section 5(a) and the Code Section 162(m) Share limits specified in Section 12(c);

(2)              the number and kind of securities available for Awards (and which can be issued as ISOs) under Section 5;

(3)              the number and kind of securities covered by each outstanding Award;

(4)              the Exercise Price under each outstanding Option and SAR; and

(5)              the number and kind of outstanding securities issued under the Plan.

(b)               Participant Rights. Except as provided in this Section 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 13, a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)                Fractional Shares. Any adjustment of Shares pursuant to this Section 13 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares. To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 14. EFFECT OF A CHANGE IN CONTROL.

(a)                Merger or Reorganization. In the event that there is a Change in Control and/or the Company is a party to a merger or acquisition or reorganization or similar transaction, outstanding Awards shall be subject to the merger agreement or other applicable transaction agreement. Such agreement may provide, without limitation, that subject to the consummation of the applicable transaction, for the assumption (or substitution) of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant and outstanding Awards do not have to all be uniformly treated the same way.

(b)               Acceleration of Vesting. Except as otherwise provided in the applicable Award Agreement (and in such case the applicable Award Agreement shall govern), in the event that a Change in Control occurs and there is no assumption, substitution or continuation of Awards pursuant to Section 14(a), the Committee in its discretion may provide that some or all Awards shall vest and become exercisable as of immediately before such Change in Control. For avoidance of doubt, “substitution” includes, without limitation, an Award being replaced by a cash award that provides an equivalent intrinsic value (wherein intrinsic value equals the difference between the market value of a share and any exercise price).

SECTION 15. LIMITATIONS ON RIGHTS.

(a)                Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, Consultant, or Non-Employee Director or to receive any other Awards under the Plan. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).

(b)               Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

(c)                Dissolution. To the extent not previously exercised or settled, Options, SARs, unvested Stock Units and unvested Restricted Stock Grants shall terminate immediately prior to the dissolution or liquidation of the Company and shall be forfeited to the Company (except for repayment of any amounts a Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards).

SECTION 16. TAXES.

(a)                General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations (including without limitation federal, state, local and foreign taxes) that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied and the Company shall, to the maximum extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b)               Share Withholding. The Committee in its discretion may permit or require a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired (or by stock attestation). Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may also, in its discretion, permit or require a Participant to satisfy withholding tax obligations related to an Award through a sale of Shares underlying the Award or, in the case of Options, through Net Exercise or Cashless Exercise. The number of Shares that are withheld from an Award pursuant to this section may also be limited by the Committee, to the extent necessary, to avoid liability-classification of the Award (or other adverse accounting treatment) under applicable financial accounting rules including without limitation by requiring that no amount may be withheld which is in excess of minimum statutory withholding rates. The Committee, in its discretion, may permit or require other forms of payment of applicable tax withholding.

SECTION 17. DURATION AND AMENDMENTS.

(a)                Term of the Plan. The Plan is effective on the Effective Date and may be terminated by the Board on any date pursuant to Section 17(b). This Plan will not in any way affect outstanding awards that were issued under any other Company equity compensation plans. No Awards may be granted under the Plan after the earlier of the Board’s termination of the Plan under Section 17(b) or the day before the tenth anniversary of the Effective Date.

(b)               Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules. In addition, no such amendment or termination shall be made which would impair the rights of any Participant, without such Participant’s written consent, under any then-outstanding Award, provided that no such Participant consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

SECTION 18. EXECUTION.

To record the adoption of this Plan by the Board, the Company has caused its duly authorized Officer to execute this Plan on behalf of the Company.

INNOVUS PHARMACEUTICALS, INC.

/s/ Randy Berholtz

By: Randy Berholtz

Title: Executive Vice President, Corporate Development and General Counsel

APPENDIX A

Additional Terms of Awards to California Participants

Solely to the extent necessary to comply with the California Corporate Securities Law of 1968 as amended, the following additional terms listed under items 1 through 6 below shall apply to any Award that is granted to a California Participant ("California Award"):

1.        With respect to a California Award issued to any California Participant who is not an officer, director, Outside Director or Consultant, such California Award shall become exercisable, or any repurchase right in favor of the Company shall lapse, at the rate of at least 20% per year over five years from the date of grant subject to continuous Service status.

2.        The following rules shall apply to any California Award in the event of termination of the California Participant’s Service:

a)

If such termination was for reasons other than death or Total and Permanent Disability or cause, the California Participant shall have at least 30 days after the date of such termination to exercise any of his/her vested outstanding Options or SARs (but in no event later than the expiration of the term of such Option or SAR established by the Committee as of the grant date).

b)

If such termination was due to death or Total and Permanent Disability, the California Participant shall have at least six months after the date of such termination to exercise any of his/her vested outstanding Options or SARs (but in no event later than the expiration of the term of such Option or SAR established by the Committee as of the grant date).

c)

Post-termination, the Company’s right to repurchase from the California Participant any vested Shares that the California Participant has acquired from a California Award shall include the following terms: (A) the Company’s right to repurchase must be exercised within the later of six months after (i) termination of the California Participant’s Service or (ii) the date that such Shares were purchased pursuant to an Option or SAR exercise, (B) the repurchase price shall not be less than the Fair Market Value of the Shares as of the date of termination, and (C) consideration for the repurchase shall consist of cash or cancellation of purchase money indebtedness, and (D) such repurchase right shall lapse when no longer required under California state securities laws.

d)

Post-termination, the Company’s right to repurchase from the California Participant any unvested Shares that the California Participant has acquired from a California Award shall include the following terms: (A) the Company’s right to repurchase must be exercised within the later of six months after: (i) termination of the California Participant’s Service or (ii) the date that such Shares were purchased pursuant to an Option or SAR exercise, (B) the repurchase price shall not be less than the original purchase price of the Shares, (C) consideration for the repurchase shall consist of cash or cancellation of purchase money indebtedness and (D) such repurchase right shall lapse at the rate of at least 20% of the total Shares subject to the Award over the five year period following the date of grant subject to the California Participant's continuous Service status.

3.             In the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities without the receipt of consideration by the Company, then there shall be a proportionate adjustment of (i) the number of Shares purchasable under each outstanding Option or SAR, (ii) the Exercise Price of each outstanding Option and SAR and (iii) the number of outstanding Shares issued under the Plan.

4.             Shares acquired under a California Award shall carry equal voting rights as similar equity securities on all matters where such vote is permitted by applicable law.

5.            The Company shall furnish summary financial information of the Company’s financial condition and results of operations, consistent with the requirements of applicable California regulations, at least annually to each California Participant during the period such California Participant has one or more California Awards outstanding, and in the case of a California Participant who acquired Shares from a California Award, during the period such California Participant owns such Shares. The Company shall not be required to provide such information to those California Participants whose duties in connection with the Company assure their access to equivalent information. The information provided does not need to be audited financial information.

6.            Except if the requisite super-majority approval of at least two-thirds of outstanding Company securities entitled to vote as provided in section 260.140.45(a) of Title 10 of the California Code of Regulations is obtained, at no time shall the total number of securities issuable under this Plan exceed 30% of the Company's then outstanding securities (measured on an as if converted basis with respect to securities convertible into Shares) as calculated under section 260.140.45 of Title 10 of the California Code of Regulations.

In addition to the above items in this Appendix A, with respect to any California Participant who at one time was holding one or more California Awards but no longer has any such outstanding California Awards, such California Participant shall be required to promptly provide the Company with written notice as soon as such California Participant no longer is holding any Shares that were issued under a California Award. For avoidance of doubt, the obligation to provide this notice to the Company shall apply even if the California Participant is no longer providing Service and/or is no longer holding outstanding California Awards (but is holding Shares that were issued under a California Award). The requirements of this paragraph shall no longer be applicable once the Company's obligations under item 5 in this Appendix A are no longer applicable.